FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
24	FINANCIAL INSTRUMENTS

i)	Financial risk management

The Group has exposure to the following risks from its use of financial instruments:

●	credit risk;

●	liquidity risk; and

●	market risk

This note presents information about the Group’s exposure to each of the above risks, the Group’s objectives, policies and processes for measuring and managing risk, and the Group’s management of capital.

a)	Risk management framework

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. Group management establishes policies and procedures around risk identification, measurement and management; and setting and monitoring risk limits and controls, in accordance with the objectives and underlying principles in the risk management framework approved by the Board of Directors. Risk management policies and procedures are reviewed regularly to reflect changes in market conditions and the Group’s activities.

b)	Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s trade receivables, prepayment other current assets and cash.

At the end of each reporting period, the Group’s maximum exposure to credit risk which will cause a financial loss to the Group due to failure to discharge an obligation by the counterparties arises from the carrying amount of the respective recognized financial assets as stated in the statements of financial position.

In order to minimize credit risk, the Group has delegated its finance team to develop and maintain the Group’s credit risk grading to categorize exposures according to their degree of risk of default. The finance team uses publicly available financial information assesses the financial strength of its customers and the Group’s own historical repayment records to rate its major customers and debtors. as a consequence, the Group believes that its accounts receivable credit risk exposure is limited.

In addition, the Company has a sizable customer base which minimizes the concentration of credit risk and the aggregate value of transactions concluded is spread amongst approved counterparties. The Company does not have any customers’ receivable which account for more than 10% of total accounts receivable. For the years ended December 31, 2025, 2024 and 2023, expected credit losses of $68,666, $62,425 and nil were recognized in profit or loss against financial assets.

As of December 31, 2025, the company has a concentration of credit risk in accounts payable, with the top 10 suppliers accounting for 65% of total accounts payable balance as of December 31, 2025. The largest supplier A represents 15% ($409,163) of total account payable, followed by Supplier B at 10% ($277,970). Additionally, the top 10 suppliers by purchase amount make up 73% of total purchases, with Supplier C being the largest supplier at 21% ($1,530,033). Supplier D follows at 15% ($1,061,577). As of December 31, 2024, the top 10 suppliers accounted up 73% of total accounts payable. The concentration of credit risk in accounts payable decreased, indicating that the Company’s financial obligations became less concentrated among a limited group of vendors, thereby reducing its exposure to supplier-related risks.

The largest accounts payable contributor in 2024 was Supplier A which accounted for 17% ($215,308) of total accounts payable balance, followed by Supplier B at 16% ($205,611). The high concentration in accounts payable meant that any financial distress among these key suppliers could have significantly impacted the company’s cash flow and operational stability. For purchases, the concentration remained at 73% in 2025, indicating that a substantial portion of purchases continued to be concentrated among a few key suppliers and reflecting the Company’s ongoing reliance on a small number of vendors.

The largest accounts payable contributor in 2023 was Supplier A which accounted for 26% ($230,646) of total accounts payable balance, followed by Supplier B at 14% ($125,520) and Supplier C at 14% ($123,267). The high concentration in accounts payable meant that any financial distress among these key suppliers could have significantly impacted the company’s cash flow and operational stability. For purchases, the concentration was 65% in 2024, lower than in 2023, suggesting that procurement was slightly more diversified. However, a substantial portion of purchases was still concentrated among a few key suppliers, reflecting the Company’s ongoing reliance on a small number of vendors.

The largest supplier by purchase volume in 2023 was Supplier A, which contributed 14.3% ($431,242), followed by Supplier B at 10.7% ($321,954). This high reliance on a few key suppliers increases the company’s exposure to supply chain disruptions and potential financial strain if payment terms change.

The aging of trade receivables were as follows:

	Total	Current (≤ 30 days)	31-60 days	61-90 days	≥91 days
Trade receivables	8,278,112	6,704,924	466,913	359,039	747,236
Loss allowance for expected credit loss	(62,425)	(445)	(240)	(433)	(61,307)
As at December 31, 2024	8,215,687	6,704,479	466,673	358,606	685,929

Trade receivables	12,207,008	10,014,210	918,055	380,704	894,039
Loss allowance for expected credit loss	(68,666)	(471)	(255)	(459)	(67,481)
As at December 31, 2025	12,138,342	10,013,739	917,800	380,245	826,558

The Company accrued provision for allowance for credit losses of $495,646 for trade receivables which were written off during the year ended December 31, 2025.

Trade receivables factoring program

A subsidiary of the Company in Singapore has an agreement to factor, on a limited recourse basis, certain of its trade receivables up to a limit of S$7.4 million in exchange for advanced funding up to 90% of the principal value of the invoice as of December 31, 2025 The Company is charged a service fee of 0.35% based on the face value of the invoices assigned and interest rate of 7.7% per annum, based on the number of days between the funds release date and customer payment date. The program is utilized to provide sufficient liquidity to support its international operating cash needs. Upon transfer of the trade receivables, the Company receives cash proceeds and continues to service the trade receivables on behalf of the third-party financial institution. The program does not meet the derecognition requirements in accordance with IFRS 9, Financial Instruments as the Company retained substantially all the risks and rewards of ownership upon the factoring of a trade receivable. These proceeds are classified as cash flows from operating activities in the statement of cash flows.

The Group does not have collateral in respect of outstanding trade receivables. The Group does not have trade receivables for which no allowance is recognized because of collateral.

The exposure to credit risk for trade receivables at the reporting date by geographic region was as follows:

	Net carrying amount as at December 31,
	2025	2024
	USD	USD
Singapore	8,977,396	6,015,877
Malaysia	2,390,974	2,082,111
Others	769,972	117,699
Total	12,138,342	8,215,687
c)	Liquidity risk

Risk management policy

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s objective when managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

Management monitors rolling forecasts of the Group’s cash on the basis of expected cash flows. This is generally carried out by operating companies of the Group in accordance with practice and limits set by the Group. These limits vary by location to take into account the liquidity of the market in which the entity operates. In addition, the Group’s liquidity management policy involves projecting cash flows in major currencies and considering the level of liquid assets necessary to meet these.

The Group monitors its liquidity risk and maintains a level of cash balances deemed adequate by management to finance the Group’s operations and to mitigate the effects of fluctuation in cash flows.

As part of their overall liquidity management, the Group maintains sufficient levels of funds to meet its working capital requirements and financed mainly through the trade receivable factoring program and long-term guaranteed bank loans (see Note 15).

The following are the contractual maturities of financial liabilities considered in the context of the Group’s liquidity risk management strategy. The amounts are gross and undiscounted and include contractual interest payments.

For the years ending December 31,	2026	2027	2028	2029	Thereafter	Total	Imputed interests	Carrying amount as of December 31, 2025
	USD	USD	USD	USD	USD	USD	USD	USD
Financial liabilities
Guaranteed Bank and financial institution loans	1,061,921	363,925	105,658	95,239	154,513	1,781,346	201,966	1,579,380
Trade and other payables	10,837,525	-	-	-	-	10,837,525	-	10,837,525
Lease obligation	538,597	469,182	460,972	172,202	126,374	1,767,327	237,926	1,529,401
Total contractual obligations	12,438,043	833,107	566,630	267,441	280,887	14,386,198	439,892	13,946,306
d)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

Interest rate risks

The Group is exposed to interest rate risk as the Group has bank loans which are interest bearing. The interest rates and terms of repayment of the loans are disclosed in the notes to the financial statements. The Group currently does not have an interest rate hedging policy.

Interest rate sensitivity analysis

The sensitivity analysis below has been determined based on the exposure to interest rate for non-derivative instruments at the end of year end. A 100-basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

If interest rates on guaranteed bank loans had been 100 basis points higher/lower and all other variables were held constant, the Group’s post-tax profit for the year would decrease/increase by approximately $7,563, $5,115 and $62,026 for the years ended December 31, 2025, 2024 and 2023, respectively.

Foreign exchange risk

The Group mainly operates in Singapore with majority of the transactions settled in SGD and USD. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the respective entities’ functional currencies.

Since SGD is pegged with USD, there are no significant foreign currency exposure for USD dominated financial assets and liabilities.

ii)	Capital management

The Group’s objectives in managing capital are to ensure that the Group will be able to continue as a going concern and to maintain an optimal capital structure so as to enable it to execute business plans and to maximize shareholder value. The Group defines “capital” as including all components of equity and external borrowings.

The capital management strategy translates into the need to ensure that at all times the Group has the liquidity and cash to meet its obligations as they fall due while maintaining a careful balance between equity and debt to finance its assets, day-to-day operations and future growth. Having access to flexible and cost-effective financing allows the Group to respond quickly to opportunities.

The Group’s capital structure is reviewed on an ongoing basis with adjustments made in light of changes in economic conditions, regulatory requirements and business strategies affecting the Group. The Group balances its overall capital structure by considering the costs of capital and the risks associated with each class of capital. In order to maintain or achieve an optimal capital structure, the Group may issue new shares from time to time, retire or obtain new borrowings or adjust the asset portfolio.

iii)	Accounting classification and fair values

The fair values of the Group’s financial instruments (other than warrant liabilities) approximate their carrying amounts due to the short-term maturity of these instruments.

The liability component of the convertible loan is recognized initially at the fair value of a similar liability that does not have an equity conversion option, which was measured using Level 3 fair value.

The warrant liabilities are recognized initially at the fair value and remeasured at fair value at each reporting period end using Black-Scholes model, which was measured using Level 3 fair value.

The following table show the valuation techniques used in measuring Level 3 fair values for the warrant liabilities in the statement of financial position, as well as the significant unobservable inputs used.

	Valuation technique	Significant unobservable inputs	Inter-relationship between significant unobservable inputs
Liability
2024 Warrant liabilities	Black-Scholes Model / Monte Carlo Simulation: The valuation model considers factors such as stock price, volatility, risk-free rate, and time to expiration to determine the fair value of the warrants.

- Expected stock price volatility, assessed at 58.86%, 116.79% and 125.93% based on peer Companies, historical trends and market conditions as of issuance date, December 31, 2024 and December 31, 2025, respectively. - Risk-free interest rate of 4.787% , 4.220% and 3.550%, based on government bond yields as of issuance date and December 31, 2024, respectively.

- Expected life of the warrants, estimated at 3 years, 2.31 years and 1.31 years as of issuance date, December 31, 2024 and December 31, 2025, respectively.

Changes in stock price volatility, risk-free rate, or expected life will impact the fair value of warrant liabilities, leading to fluctuations in financial statements.

2025 Warrant liabilities	Black-Scholes Model / Monte Carlo Simulation: The valuation model considers factors such as stock price, volatility, risk-free rate, and time to expiration to determine the fair value of the warrants.

- Expected stock price volatility, assessed at 92.90% and 92.30% based on peer Companies, historical trends and market conditions as of issuance date and December 31, 2025 respectively. - Risk-free interest rate of 3.500% and 3.568%, based on government bond yields as of issuance date and December 31, 2024, respectively.

- Expected life of the warrants, estimated at 3.5 years and 3.2 years as of issuance date and December 31, 2024, respectively.

Changes in stock price volatility, risk-free rate, or expected life will impact the fair value of warrant liabilities, leading to fluctuations in financial statements.

The Group used the interest rate for the long-term borrowings without conversion right to calculate the cash flow, based on which, the Group determined the fair value of the liability component using the present value.

The Group has carefully assessed the valuation models and assumptions used to measure fair value. However, use of different valuation models or assumptions may result in different measurement. The following is the effect of profit or loss or of other comprehensive income from warranty liabilities categorized within Level 3 if the inputs used to valuation models have changed:

			December 31, 2025
			Recognized in profit or loss
	Input	Change	Favorable change	Unfavorable change
2024 Warrant liabilities	Expected volatility	±10%	$183	$277
2025 Warrant liabilities	Expected volatility	±10%	$182,000	$174,000
			182,183	174,277

During the years ended December 31, 2025, 2024 and 2023, there were no transfers among instruments in level 1, level 2 or level 3.